Exhibit 10.21

AMENDMENT NO. 1

TO

SHAREHOLDER RIGHTS AGREEMENT

This Amendment No. 1 to Shareholder Rights Agreement (the “Amendment”) is made as of January 31, 2006 by any among Titan Machinery Inc., a North Dakota Corporation (the “Company”) and the persons identified on Schedule A hereto (as such Schedule is updated from time-to-time by the Company) who have or who hereafter will execute a signature page hereto and who hold shares of Common Stock, Preferred Stock Convertible Notes or Warrants to purchase Common Stock in the Company (individually referred to herein as a “Shareholder” and collectively referred to as the “Shareholders”).

WHEREAS, the Company and the Shareholders are parties to that certain Shareholder Rights Agreement dated April 7, 2003 (the “Original Agreement”);

WHEREAS, the Company and the Shareholders desire to amend the Original Agreement as set forth herein;

WHEREAS, pursuant to the terms of the Original Agreement, the Original Agreement may be amended by the Company and Shareholders holding a majority of all shares of Common Stock (as determined based on as if converted basis for outstanding shares of Common Stock) then held by all Shareholders.

NOW THEREFORE, the parties hereto, for good and valuable consideration, the receipt of which is hereby acknowledged, agree as follows:

AGREEMENT

The parties agree as follows:

1.             Amendments to Original Agreement.

(a)           Section 1.1 of the Original Agreement is hereby amended by adding the following definition of “Holder of Registrable Securities” and by amending and restating the following definition of “Registrable Securities”

“Holder of Registrable Securities” means any Shareholder who holds Registrable Securities.

 “Registrable Securities” shall mean shares of Common Stock held by the Shareholders, and any Common Stock with respect thereto upon any stock split, stock dividend, recapitalization or similar event.  Registrable Securities shall not include any Preferred Stock, Warrants, Options or other securities convertible into or exercisable for Common Stock, unless such Preferred Stock, Warrants, Options or other convertible or exercisable securities have been converted into or exercised for Common Stock.  Subject to the foregoing, a holder of Preferred Stock, Warrants, Options or other convertible or exercisable securities may be a party to this Agreement with the Company’s written consent, and such holder shall have registration rights with respect to the shares of Common Stock issued or issuable upon conversion thereof as a Holder of Registrable Securities.  Registrable Securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall be eligible to be distributed pursuant to Rule 144 promulgated under the Securities Act in a single three-month period by the holder thereof, or (z) they shall have ceased to be outstanding.

(b)           Article 2 of the Original Agreement is hereby amended by changing references from “Shareholders” in such Article to “Holders of Registrable Securities.”

(c)           Section 2.4 of the Original Agreement is hereby amended by amending an restating such Section 2.4 as follows:

2.4           Other Registration Rights. Each Shareholder acknowledges and agrees that nothing in this Agreement shall in any way prohibit or otherwise limit the Company’s ability to grant registration rights in the future.  However, such registration rights may be superior to the rights granted to Shareholders under this Agreement only if the rights are granted to parties other than officers or directors of the Company or their affiliates.

2.             General.

(a)           Except as amended hereby, the Original Agreement shall continue in full force and effect.

(b)           This Amendment shall become effective upon execution hereof by the Company, and in accordance with Section 5.2 of the Original Agreement, Shareholders holding a majority of all shares of Common Stock (as determined based on an as if converted basis for outstanding shares of Preferred Stock) held by all Shareholders.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Shareholder Rights Agreement on the date and year first above written.

TITAN MACHINERY INC.

By

Its

MAJORITY SHAREHOLDER

David Meyer

SHAREHOLDER SIGNATURE PAGE

TO

TITAN MACHINERY INC.

SHAREHOLDER RIGHTS AGREEMENT

The undersigned is a holder of shares of capital stock of Titan Machinery Inc., and by execution hereof, agrees to become a party to the Shareholder Rights Agreement (as such agreement may be amended from time to time) as a “Shareholder.”

CNH CAPITAL AMERICA LLC

By

Its

ACKNOWLEDGED:

TITAN MACHINERY INC.

By

Its